                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2007 (January 2, 2007)
                                                ----------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                          0-22760                 48-1099142
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(State or other jurisdiction             (Commission          (IRS Identification
     of incorporation)                  File Number)             Employer No.)

         846 N. Mart-Way Court, Olathe, Kansas                       66061
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       (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code            (913) 647-0158
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Elecsys Corporation announced today that on January 2, 2007, A. Kyle
Reinoehl, Vice President-Sales of its DCI, Inc. subsidiary, resigned from his position.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  January 5, 2007                ELECSYS CORPORATION

                                       By:  /s/  Todd A. Daniels
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                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer